UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500
Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

In this Current Report on Form 8-K and in the exhibit included as part of this Current Report, “Cornell,” “we,” “us,” and “our” refer to Cornell Companies, Inc. and its subsidiaries.

On August 8, 2006, we issued a press release setting forth certain preliminary results for the three and six months ended June 30, 2006.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

The press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made.  Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including the risks and uncertainties we discuss in our filings with the Securities and Exchange Commission.  Our filings with the Securities and Exchange Commission are available free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov.  Each forward looking-statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward looking-statement, whether as a result of new information, future events or otherwise.  Information in the press release is subject to adjustment resulting from further review and the obtaining of additional information that may impact our consolidated financial statements.

The press release includes non-GAAP (pro forma) revenue, non-GAAP (pro forma) income from operations, non-GAAP (pro forma) net income, non-GAAP (pro forma) net income per share data, and non-GAAP (pro forma) earnings before interest, taxes, depreciation and amortization (EBITDA).  These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP (pro forma) measures used by other companies.  Our management believes that the presentation of non-GAAP (pro forma) revenue, non-GAAP (pro forma) income from operations, non-GAAP (pro forma) net income, non-GAAP (pro forma) net income per share data, and non GAAP (pro forma) EBITDA, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors regarding financial and business trends relating to our financial condition and results of operations.  Our management further believes that where the adjustments used in calculating non-GAAP (pro forma) revenue, non-GAAP (pro forma) income from operations, non-GAAP (pro forma) net income, non-GAAP (pro forma) net income per share data, and non-GAAP (pro forma) EBITDA are based on specific, identified charges that impact different line items in our statements of operations that it is useful to investors to know how these specific line items in the statements of operations are affected by these adjustments.

Item 9.01               Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 8, 2006, reporting results of operations for the three and six months ended June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: August 8, 2006

	By:	/s/ Mark S. Croft

Mark S. Croft

General Counsel and Corporate Secretary